UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023

Nuvve Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road San Diego, California	92106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Subscription Agreement

On June 5, 2023, Nuvve Holding Corp. (the “Company”) entered into a subscription agreement (the “Purchase Agreement”) with a certain institutional and accredited investor (the “Purchaser”), relating to the issuance and sale of 2,492,530 shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”) in a registered direct offering (the “Offering”). The offering price for the Shares will be $0.40 per Share. The closing of the Offering is expected to occur on or about June 6, 2023 (the “Closing Date”), subject to customary closing conditions.

The aggregate gross proceeds to the Company from the Offering are expected to be $997,012. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

The Offering is being made pursuant to an effective registration statement on Form S-3 (Registration Statement No. 333-264462), as previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”), a base prospectus included as part of the registration statement, and a final prospectus supplement filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Purchaser. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of a specific date, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C.
10.1	Form of Subscription Agreement between the Company and the Purchaser, dated June 5, 2023
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C. (contained in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 6, 2023	NUVVE HOLDING CORP.

	By:	/s/ Gregory Poilasne
	Name:	Gregory Poilasne
	Title:	Chairman and Chief Executive Officer

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